THIS CONVERTIBLE NOTE PURCHASE AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS CONVERTIBLE NOTE PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

RESTATED CONVERTIBLE NOTE PURCHASE AGREEMENT

To: InternetStudios.com, Inc.
1351 4th Street
Suite 227
Santa Monica, California 90401
U.S.A.

1. Purchase

1.1 The undersigned (the "Purchaser") hereby irrevocably agrees to purchase from InternetStudios.com, Inc. (the "Company") the convertible note (the "Note") in the initial principal amount set forth above the Purchaser's name on page 9, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Purchaser may make additional advances to the Company under the Note, and such advances will be recorded by the Purchaser on the grid or grids attached thereto (the "Grid"). The aggregate principal amount of the loan outstanding at any time under the Note, inclusive of all outstanding advances, shall not exceed US$23,000. The Grid shall, in the absence of manifest error, constitute conclusive proof of the amounts and dates of all advances and repayment of principal.

1.3 The Note will be in the form attached a Schedule "2" hereto and the unpaid principal balance of all advances made under the Note will be repayable upon demand, or, at the election of the Purchaser, will be convertible at any time into shares of common stock in the capital of the Company (the "Shares"). The Purchaser acknowledges that the Company is contemplating a reverse split of its common stock on a one-for-twenty basis, such that the authorized capital of the Company shall consist of five million (5,000,000) post-reverse split Shares with a par value of US$0.0001 per Share. The conversion right attaching to the Note will be exercisable at any time at a conversion price to be negotiated by the Purchaser and the Company, acting reasonably, at the time of such conversion.

1.4 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Purchaser the Note.

2. Payment

2.1 The initial principal amount of the Note must accompany the executed copies of this Agreement to be delivered by the Purchaser pursuant to section 3.1 of this Agreement, and shall be paid by certified cheque or bank draft, drawn in U.S. funds on a Canadian, U.S. or any other bank acceptable to the Company, made payable to the Company. If the principal amount is wired to the Company, its agents or lawyers, those agents or lawyers are authorized to immediately deliver the principal amount to the Company.

3. Documents Required from Purchaser

3.1 The Purchaser must complete, sign and return to the Company two (2) executed copies of this Agreement.

3.2 The Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4. Acknowledgements of Purchaser

4.1 The Purchaser acknowledges and agrees that:

(a) none of the Shares nor the Note (collectively, the "Securities") have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S under the 1933 Act ("Regulation S"), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) offers and sales of any of the Securities prior to the expiration of a period of one year (the "Distribution Compliance Period") after the date of original issuance of the Note shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(c) the Purchaser acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(d) the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(e) the Securities are being issued pursuant to exemptions from registration and prospectus requirements which are available under the Securities Act, R.S.B.C. 1996, c.418;

(f) the Purchaser is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Securities and is aware of the risk and other characteristics of the Purchaser's investment in the Securities;

(g) the Company is entitled to rely on the representations and warranties of the Purchaser contained in this Agreement, and the Purchaser will hold harmless the Company from any loss or damage it or they may suffer as a result of the Purchaser's failure to correctly complete this Agreement;

(h) the Purchaser has been advised to consult the Purchaser's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Purchaser is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(i) none of the Securities is listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that the Company's common shares are quoted on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers Inc.;

(j) neither the United States Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(k) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Unit, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(l) the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the securities legislation, including statutory rights of rescission or damages, will not be available to the Purchaser.

5. Representations, Warranties and Covenants of the Purchaser

5.1 The Purchaser hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Purchaser is a trust that was not created solely, nor is it used primarily, to permit a group of individuals to purchase securities without a prospectus;

(b) the Purchaser is not a U.S. Person;

(c) the Purchaser is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(d) the Purchaser is acquiring the Securities for the Purchaser's own account, for investment purposes only, and not with a view to resale, distribution or fractionalization thereof, in whole or in part, and, in particular, the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(e) the Purchaser is outside the United States when receiving and executing this Agreement;

(f) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(g) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(h) the Purchaser has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

(i) the Purchaser is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(j) the Purchaser is not an underwriter of, or dealer in, the Common Shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k) the Purchaser understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act;

(l) the Purchaser understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(m) the Purchaser (i) is able to fend for itself in entering into this Agreement; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of the Purchasers prospective investment in the Securities; and (iii) has the ability to bear the economic risks of the Purchasers prospective investment and can afford the complete loss of such investment;

(n) if the Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account and the Purchaser has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(o) the Purchaser understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 4 and 5 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, the Purchaser shall promptly notify the Company;

(p) the Purchaser acknowledges that the Purchaser has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(q) the Purchaser is not aware of any advertisement of any of the Securities;

(r) no person has made to the Purchaser any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities; or

(iii) as to the future price or value of any of the Securities.

5.2 If the Purchaser is resident in the Province of British Columbia, the Purchaser hereby makes the representations and warranties contained in Schedule "1" hereto, which is hereby incorporated into and made a part of this Agreement.

5.3 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

6. Acknowledgement and Waiver

6.1 The Purchaser has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Purchaser hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Purchaser might be entitled in connection with the distribution of any of the Securities.

7. Resale Restrictions

7.1 The Purchaser acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

7.2 The Purchaser acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Purchaser may be imposed by securities laws in addition to any restrictions referred to in Section 7.1 above, and, in particular, the Purchaser acknowledges and agrees that:

(a) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period; and

(b) the Company is not a reporting issuer in any of the Provinces of Canada and therefore resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable securities legislation.

8. Legending and Registration of Securities

8.1 The Purchaser hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

8.2 The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

9. Non-Disclosure and Confidentiality

9.1 In connection with the investment by the Purchaser in the Note contemplated hereunder (the "Transaction"), the Company will furnish to the Purchaser certain information that is either non-public, confidential or proprietary in nature (the "Confidential Information").

9.2 Pursuant to the U.S. Securities and Exchange Commission's Regulation FD, the Company is permitted to disclose to the Purchaser on a confidential basis, Confidential Information so long as the Purchaser agrees to bound by the terms of this Article 9.

9.3 The Purchaser acknowledges that the Confidential Information will be provided to the Purchaser, or the Purchaser will be granted access to the Confidential Information, solely for the purposes of evaluating the Transaction, and the Purchaser agrees to receive the Confidential Information on the following terms and conditions:

(a) that the Confidential Information is to be received and maintained in confidence;

(b) that no copies, summaries or reproductions of the Confidential Information or any part thereof may be made without the prior written consent of the Company except as may be reasonably necessary to evaluate the Transaction;

(c) the Purchaser will not, directly or indirectly, disclose, communicate or make known the Confidential Information or any part thereof to any person, firm or corporation for any purpose other than evaluating the Transaction;

(d) the Purchaser will take all reasonable precautions to safeguard the Confidential Information against unauthorised disclosure;

(e) that upon request by the Company, the Purchaser will promptly return to the Company, all Confidential Information, including all reproductions and copies thereof together with all materials and documents created by the Purchaser containing Confidential Information or references thereto from which reference to the substance of the Confidential Information can be implied or understood;

(f) that the Confidential Information shall be disclosed only to those professional advisers of the Purchaser (collectively, the "Permitted Persons") as are reasonably necessary to accomplish the purpose(s) of this Agreement;

(g) that the confidential and proprietary nature of the Confidential Information shall be communicated to the Permitted Persons; and

(h) the Purchaser will be responsible for any unauthorised use or disclosure of Confidential Information by the Permitted Persons and by any and all other persons to whom it discloses the Confidential Information.

9.4 The Purchaser hereby acknowledges that the Purchaser is aware, and further agrees that the Purchaser will advise the Permitted Persons, that United States securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

9.5 If the Purchaser is required by any applicable law, stock exchange regulations or court order to disclose any Confidential Information, the Purchaser shall first notify the Company in writing, sufficiently in advance so as to provide the Company with reasonable opportunity to seek to prevent such disclosure or to seek to obtain a protective order for such Confidential Information.

10. Proper Law

10.1 This Agreement will be governed by and construed in accordance with the law of the State of California.

11. Survival

11.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Purchaser pursuant hereto.

12. Assignment

12.1 This Agreement is not transferable or assignable.

13. Electronic Means

13.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

14. Severability

14.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15. Entire Agreement

15.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16. Counterparts

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Purchaser has duly executed this Agreement.

INITIAL PRINCIPAL AMOUNT OF NOTE U.S.$5,728.00
SIGNED, SEALED and DELIVERED by LARISSA SINKEVITCH in the presence of: /s/ Geoffrey Last Signature Geoffrey Last Print Name 1245 Homer St. Address Vancouver, BC V6B 2Y9 Consultant Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Larissa Sinkevitch LARISSA SINKEVITCH

A C C E P T A N C E

This Agreement in respect of the Notes is hereby accepted by INTERNETSTUDIOS.COM, INC.

DATED at Vancouver, BC, as of the 20th day of February, 2001.

INTERNETSTUDIOS.COM, INC.

Per: /s/ Mark Rutledge
_________________________
Authorized Signatory

SCHEDULE 1

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

1. If the Purchaser is purchasing the Notes pursuant section 128(a) of the British Columbia Securities Rules (the "BC Rules"), then the Purchaser hereby additionally represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that:

(a) the Purchaser is purchasing the Notes as principal for investment purposes only and not with a view to the distribution thereof, and the Purchaser is not participating directly or indirectly in any underwriting of the Securities,

(b) the Purchaser has received an Offering Memorandum from the Company;

(c) the Purchaser is:

(i) a "sophisticated purchaser" (as defined in the BC Rules),

(ii) is a spouse, parent, brother, sister or child of a senior officer or director of the Company or of an affiliate of the Company, or

(iii) a company, all the voting securities of which are beneficially owned by one or more of a senior officer or director of the Company or an affiliate of the Company, or a spouse, parent, brother, sister or child of a senior officer or director of the Company or of an affiliate of the Company.

2. If the Purchaser is purchasing the Notes pursuant to section 128(b) of the BC Rules, then the Purchaser hereby additionally represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that:

(a) the Purchaser is purchasing the Notes as principal for investment purposes only and not with a view to the distribution thereof, and the Purchaser is not participating directly or indirectly in any underwriting of the Securities; and;

(b) the Purchaser has received an Offering Memorandum from the Company;

(c) the Purchaser is a sophisticated purchaser (as defined in the BC Rules); and

(d) the Purchaser is purchasing Notes with an aggregate acquisition cost to the Purchaser of not less than CDN$25,000.

3. If the Purchaser is purchasing the Notes pursuant to section 128(c) of the BC Rules then the Purchaser additionally represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that:

(a) the Purchaser is purchasing the Notes as principal for investment purposes only and not with a view to the distribution thereof and the Purchaser is not participating directly or indirectly in any underwriting of the Securities;

(b) the Purchaser has received an Offering Memorandum from the Company;

(c) the Purchaser is purchasing the Notes on the basis that he/she/it has received advice from a registrant (as that term is defined in the Securities Act (British Columbia) (the "BC Act") who has advised the Purchaser that the Registrant is registered to trade or advise in the Notes and that the purchase of the Notes is a suitable investment for the Purchaser; and

(d) the Purchaser is purchasing Notes with an aggregate acquisition cost to the Purchaser of not less than CDN$25,000.

4. The Purchaser hereby acknowledges and agrees that the BC Rules define a "sophisticated purchaser" as an investor who by virtue of his or her financial, business or investment experience, or by virtue of advice received from a person who is not an insider of or in a special relationship with the issuer, but who is registered under the BC Act to advise or exempted from the requirement to be registered to advise, is able to evaluate the risks and merits of the prospective investment in the Company on the basis of information respecting the prospective investment provided by the Company, and is one of the following:

(a) a person registered under the BC Act;

(b) an individual who:

(i) has a net worth, or net worth jointly with the individual's spouse, at the date of the agreement of purchase and sale of the security, of not less than CDN$400,000, or

(ii) has had in each of the two most recent calendar years, and reasonably expects to have in the current calendar year,

A. annual net income before tax of not less than CDN$75,000, or

B. annual net income before tax, jointly with the individual's spouse, of not less than CDN$125,000;

(c) a corporation, partnership or trust that:

(i) has net assets of not less than CDN$400,000, or

(ii) has had in each of the two most recent calendar years, and reasonably expects to have in the current calendar year, net income before tax of not less than CDN$125,000;

(d) a corporation in which all of the voting shares are beneficially owned by sophisticated purchasers or of which the majority of the directors are sophisticated purchasers;

(e) a general partnership in which all of the partners are sophisticated purchasers;

(f) a limited partnership in which a majority of the general partners are sophisticated purchasers; or

(g) a trust in which all of the beneficiaries are sophisticated purchasers or the majority of the trustees are sophisticated purchasers.

5. If the Purchaser is purchasing a Note pursuant to sections 128(a), (b) or (c) of the BC Rules, the Purchaser hereby acknowledges and agrees that the Purchaser must complete, sign and return to the Company a Form 45-903F1 in the form attached as Schedule "1A" (if the Subscriber is an individual) or a Form 45-903F2 in the form attached as Schedule "1B" (if the Subscriber is not an individual).

6. If the Offering Memorandum contains a misrepresentation, and it was a misrepresentation on the date of this Agreement, the Company hereby acknowledges and agrees that any Purchaser who has purchased a Note pursuant to sections 128(a), (b) or (c) of the BC Rules will be deemed to have relied upon such misrepresentation and will have, subject as hereinafter in provided, a right of action for rescission or damages against the Company, exercisable on written notice given to the Company not more than 90 days subsequent to the date on which payment was made for the Notes offered hereunder provided that:

(a) if the Purchaser elects to exercise the Purchaser's right of rescission the Purchaser will have no rights of action for damages against the Company;

(b) the Company will not be held liable under this section if the Purchaser purchased the Notes with knowledge of the misrepresentation;

(c) in an action for damages, the Company will not be liable for all or any portion of such damages that it proves do not represent the depreciation in value of the Notes or the underlying Shares as a result of the misrepresentation relied upon; and

(d) in no case will the amount recoverable under this section exceed the price at which the Notes were sold to the Purchaser.

7. The Company acknowledges that the foregoing right of action for rescission or damages is in addition to and without derogation from any other right or remedy available at law to the Purchaser.

SCHEDULE 1A

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act.

BC FORM 45-903F1 (Previously Form 20A(IP))

Securities Act

Acknowledgment of Individual Purchaser

1. I have agreed to purchase from InternetStudios.com, Inc. (the "Issuer") a convertible Note in the principal amount of US$__________________________ (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4. I acknowledge that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

(b) there is no government or other insurance covering the Securities, AND

(c) I may lose all of my investment, AND

(d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

(e) I will not receive a prospectus that the British Columbia Securities Act, R.S.B.C. 1996, c. 418 (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

(f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

(g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5. I also acknowledge that: [circle one]

(a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

(b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

(c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

(d) I am registered under the Act, OR

(e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to of
(Name of Registered Individual) (Name of Registered Individual's
Registered Dealer)

who advised me that they are registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

(a) of my financial, business or investment experience, OR

(b) I have received advice from

  of
(Name of Registered Individual) (Name of Registered Individual's
Registered Adviser/Dealer)

who advised me that they are:

(i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

(ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED as of

_____________________

, 2001

Signature of Purchaser

Name of Purchaser

Address of Purchaser

SCHEDULE 1B

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act.

BC FORM 45-903F2 (Previously Form 20A (NIP))

Securities Act

Acknowledgment of Purchaser that is not an Individual

1.

_____________________________________

(the "Purchaser") has agreed to purchase from InternetStudios.com, Inc. (the "Issuer") a convertible note in the principal amount of US$

__________________

(the "Securities") of the Issuer.

2. The Purchaser is purchasing the Securities as principal, or is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts and is deemed to be purchasing as principal under section 74(1) of the British Columbia Securities Act, R.S.B.C. 1996, c.418 (the "Act").

3. On closing of the agreement of purchase and sale, the Purchaser will be the beneficial owner of the Securities, except where the Purchaser is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts under section 74(1) of the Act.

4. The Purchaser [circle one] has/has not received an offering memorandum describing the Issuer and the Securities.

5. The Purchaser acknowledges that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

(b) there is no government or other insurance covering the Securities, AND

(c) the Purchaser may lose all of its investment, AND

(d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities, AND

(e) the Purchaser will not receive a prospectus that the Act would otherwise require be given to the Purchaser because the Issuer has advised the Purchaser that the Issuer is relying on a prospectus exemption, AND

(f) because the Purchaser is not purchasing the Securities under a prospectus, the Purchaser will not have the civil remedies that would otherwise be available to the Purchaser, AND

(g) the Issuer has advised the Purchaser that the Issuer is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 6(b), and as a result the Purchaser does not have the benefit of any protection that might have been available to the Purchaser by having a dealer act on the Purchaser's behalf.

6. The Purchaser also acknowledges that:

(a) it is a "sophisticated purchaser" as described in paragraph 2 in the attached Appendix A [circle the applicable subparagraph in paragraph 2 in Appendix A]; OR

(b) the Securities were purchased under section 128(c) ($25,000 - registrant required) of the Rules and an authorized signatory of the Purchaser has spoken to of
(Name of Registered Individual) (Name of Registered Individual's
Registered Dealer)

(the "Registered Person") who advised the authorized signatory that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for the Purchaser; OR

(c) the Purchaser is a corporation, all the voting securities of which are beneficially owned by one or more of:

(i) a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(ii) a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(iii) a spouse, parent, brother, sister, or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer.

7. If the Purchaser is referred to in paragraph 6(a), the Purchaser acknowledges that, on the basis of information about the Securities furnished by the Issuer, the Purchaser is able to evaluate the risks and merits of the Securities because: [circle one]

(a) of the financial, business or investment experience of the Purchaser, OR

(b) the Purchaser has received advice from

  of
(Name of Registered Individual) (Name of Registered Individual's
Registered Adviser/Dealer)

(the "Adviser") who advised the Purchaser that the Adviser is:

(i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, AND

(ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED

_____________________

, 2001

Signature of Authorized Signatory of Purchaser

Name and Office of Authorized Signatory of Purchaser

Name of Purchaser

Address of Purchaser

Please turn to Appendix A, which is attached to and forms a part of this Form.

APPENDIX A TO BC FORM 45-903F2 (Previously Form 20A (NIP))

[Circle the applicable subparagraph in paragraph 2.]

"Sophisticated purchaser" means a purchaser that, in connection with a distribution, gives an acknowledgment under section 135 of the Rules to the Issuer, where the Issuer does not believe, and has no reasonable grounds to believe, that the acknowledgment is false, acknowledging both that:

1. the purchaser is able, on the basis of information about the investment furnished by the Issuer, to evaluate the risks and merits of the prospective investment because of:

(a) the purchaser's financial, business or investment experience, OR

(b) advice the purchaser receives from a person who is registered to advise, or is exempted from the requirement to be registered to advise, in respect of the security that is the subject of the trade (the "Security") and who is not an insider of, or in a special relationship with, the Issuer of the Security; AND

2. the purchaser is one of the following [circle one]:

(a) a person registered under the Securities Act, OR

(b) an individual who:

(i) has a net worth, or net worth jointly with the individual's spouse, at the date of the agreement of purchase and sale of the Security, of not less than $400,000, OR

(ii) has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year:

A. annual net income before tax of not less than $75,000, OR

B. annual net income before tax, jointly with the individual's spouse, of not less than $125,000; OR

(c) a corporation, partnership or trust that:

(i) has net assets of not less than $400,000, OR

(ii) has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year, net income before tax of not less than $125,000, OR

(d) a corporation in which all of the voting shares are beneficially owned by sophisticated purchasers or of which the majority of the directors are sophisticated purchasers, OR

(e) a general partnership in which all of the partners are sophisticated purchasers, OR

(f) a limited partnership in which a majority of the general partners are sophisticated purchasers, OR

(g) a trust in which all of the beneficiaries are sophisticated purchasers or the majority of the trustees are sophisticated purchasers.